UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2008
Date of Report (Date of earliest event reported)

BODYTEL SCIENTIFIC INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51633	98-0461698
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

One Independent Drive, Suite 1701, Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

904.305.8634
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

(a)

On May 23, 2008, BodyTel Scientific Inc. (“we”, “us”, “our”, or the “Company”) engaged Virchow, Krause & Company, LLP, independent registered accountants (“Virchow Krause”), as our independent accountant. Our previous independent accountant, Stark, Winter, Schenkein and Co., LLP (“SWS”), was dismissed on May 23, 2008. The decision to change accountants was approved by the Company's board of directors on May 23, 2008.

SWS has been engaged as our principal independent accountants since September 28, 2007 (the “Engagement Period”). During the Engagement Period and the subsequent interim period through May 23, 2008, there were no disagreements with SWS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to SWS’s satisfaction would have caused SWS to make reference to the subject matter of the disagreements in an audit report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended. During the Engagement Period SWS did not audit the Company’s financial statements or provide an audit report.

We provided SWS with a copy of this Current Report on Form 8-K (the “Current Report”) prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested that SWS furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us in the Current Report, and if not, stating the aspects with which it does not agree.

(b)

On May 23, 2008 the Company’s board of directors appointed Virchow Krause as the Company’s new independent registered public accounting firm following the dismissal of SWS. Prior to the engagement of Virchow Krause, the Company has not consulted with Virchow Krause regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Virchow Krause concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODYTEL SCIENTIFIC INC.
Date: May 30, 2008
	By:	/s/ Stefan Schraps
Stefan Schraps
President